AB CAP FUND, INC.

-AB Emerging Markets Core Portfolio

Supplement dated November 28, 2018 to the Prospectus dated October 31, 2018 for AB Emerging Markets Core Portfolio (the “Fund”), offering Class A, Class C and Advisor Class shares of the Fund.

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Under “Management of the Fund – Investment Adviser,” insert the following after the second paragraph:

On November 13, 2018, AXA Equitable filed a registration statement with the SEC registering 50,000,000 shares of its common stock currently held by AXA and on November 15, 2018 filed a registration statement increasing the offering by 10,000,000 shares. AXA completed the sale of such shares (the “offering”) on November 20, 2018. The underwriters of the offering have a 30-day option to purchase an additional 9,000,000 shares of common stock from AXA. AXA Equitable also entered into a share repurchase agreement with AXA pursuant to which it has acquired from AXA 30,000,000 shares of AXA Equitable common stock. After settlement of the offering and the share buyback, AXA holds approximately 59.3% of the shares of common stock of AXA Equitable (and will hold 57.5% if the underwriters exercise their option to purchase additional shares from AXA).

Under “Management of the Fund – Investment Adviser,” delete the first sentence of the third paragraph and replace it with the following:

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the "Plan").

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This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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